Deposits	12 Months Ended
Mar. 31, 2024
Miscellaneous non-current assets [abstract]
Deposits [Text Block]

10. Deposits

The deposits relate to required amounts on account with electricity providers in Sweden and deposit for equipment purchases, consisting of:

Description	March 31, 2024	March 31, 2023
Bodens Energi	$258	$217
Atnorth	292	-
Equipment Deposits	26,307	35,431
Vattenfall AB	1,191	1,225
	28,048	36,873
Equipment deposit provision, opening	(27,331)	-
Equipment deposit provision, reclassed	15,200	-
Equipment deposit provision	-	(27,331)
Total	$15,917	$9,542

The Company is exposed to counterparty risk through the advances made for certain mining equipment ("Deposits") it places with its suppliers in order to secure orders over a set delivery schedule. The risk of a supplier failing to meet its contractual obligations may result in late deliveries and/or the value of the deposits is not realised from non delivery of equipment or delivery of equipment with reduced quality. The Company attempts to mitigate this risk by procuring mining hardware from the established suppliers and with whom the Company has existing relationships and knowledge of their reputation in the market.

During the year ended March 31, 2023, the Company recorded impairment on the deposits of $27.3 million in the consolidated statements of (loss) income and comprehensive (loss) income. The impairments are based on the counterparty risk of delivery, efficiency of machines expected use of the machines and the expected quantity and quality of the equipment to be received.

During the year ended March 31, 2024, the Company received equipment related to an equipment deposit provision of $15.2 million in 2023 which was reclassified to plant and equipment. The remaining equipment deposit provision of $12.1 million remained at March 31, 2024, and the Company did not record any additional impairment charges on its deposits during the year ended March 31, 2024.